UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street

Vancouver, British Columbia

Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2021, Trilogy Metals Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”) at the offices of the Company in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 30, 2021, as revised on April 30, 2021 (the “Proxy Statement”):

(1)

Election of Directors. The Company’s shareholders elected the following 8 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	84,136,295	123,899	—	35,174,115
James Gowans	84,103,545	156,649	—	35,174,115
William Hayden	84,136,696	123,498	—	35,174,115
William Hensley	84,124,876	135,318	—	35,174,115
Gregory Lang	84,066,771	193,424	—	35,174,114
Kalidas Madhavpeddi	84,082,252	177,943	—	35,174,114
Janice Stairs	84,084,677	175,518	—	35,174,114
Diana Walters	84,090,011	170,183	—	35,174,115

(2)

Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
118,604,542	829,716	—	31

(3)	Approval of the 2012 Equity Incentive Plan. The Company’s shareholders ratified and approved all unallocated awards under the 2012 Equity Incentive Plan, as set forth below:

For	Withheld	Abstain	Broker Non-Vote
69,999,361	14,080,940	179,892	35,174,116

(4)	Approval of the Ambler Metals Equity Plan. The Company’s shareholders approved the Ambler Metals Equity Plan, as set forth below:

For	Withheld	Abstain	Broker Non-Vote
70,109,196	14,012,614	138,412	35,174,087

Item 7.01	Regulation FD Disclosure

On May 20, 2021, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 20, 2021 relating to voting results from its Annual Meeting

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: May 20, 2021	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer